UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of report (Date of earliest event reported): November 13, 2020

Kellogg Company
(Exact name of registrant as specified in its charter)

Delaware	1-4171	38-0710690
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)
One Kellogg Square
Battle Creek, Michigan 49016-3599
(Address of principal executive offices, including zip code)
(269) 961-2000
(Registrant’s telephone number, including area code)
Not Applicable
(Former name or former address, if changed since last report)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2 below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:
Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, $.25 par value per share	K	New York Stock Exchange
1.750% Senior Notes due 2021	K 21	New York Stock Exchange
0.800% Senior Notes due 2022	K 22A	New York Stock Exchange
1.000% Senior Notes due 2024	K 24	New York Stock Exchange
1.250% Senior Notes due 2025	K 25	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR §230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR §240.12b-2 of this chapter).

☐ Emerging growth company

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange
Act. ☐

Item 2.04 - Triggering Events That Accelerate or Increase a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement.

On November 13, 2020, Kellogg Company (the “Company”) issued a notice of redemption to holders of its 3.250% Senior Notes due 2021 (the "2021 Notes") for the redemption of all of its approximately $198 million outstanding aggregate principal amount of the 2021 Notes and also issued a notice of redemption to holders of its 3.125% Senior Notes due 2022 (the "2022 Notes" and, together with the 2021 Notes, the “Notes”) for the redemption of all of its approximately $358 million outstanding aggregate principal amount of the 2022 Notes. The redemption date for the Notes will be December 17, 2020 (the "Redemption Date"). The redemption price for the Notes will be calculated in accordance with the indenture and the Notes and will be equal to the greater of: (i) 100% of the principal amount of the Notes, or (ii) the sum of the present values of the remaining scheduled payments of principal and interest on the Notes (not including any portion of any payments of interest accrued to the Redemption Date) discounted to the Redemption Date on a semiannual basis at the Treasury Rate (as defined in the indenture governing the Notes), as determined by the Reference Treasury Dealer (as defined in the indenture governing the Notes), plus 10 or 25 basis points, in the case of the 2021 Notes and 2022 Notes, respectively, plus, in each case, accrued and unpaid interest on the Notes to the Redemption Date.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

KELLOGG COMPANY

Date: November 18, 2020	/s/ Gary H. Pilnick
	Name:	Gary H. Pilnick
	Title:	Vice Chairman